Prepaid Share Forward Agreement (Tables)	12 Months Ended
Dec. 31, 2025
Prepaid Share Forward Agreement [Abstract]
Schedule of Fair Value of OET Derivative Liability Measure at Black-Scholes

For the year ended December 31, 2025, the Group recorded unrealized gain on change in fair value changes of the OET derivative liability of $909,454. The fair value of the OET derivative liability was measure at Black-Scholes model, with the key inputs as following:

	December 31, 2025	December 31, 2024 (Initial Value)
Stock price	$1.40	$9.63
Exercise price	$11.79	$11.79
Risk-free rate	3.48%	4.16%
Volatility	75.93%	30.17%
Expected terms (years)	1.04	1.08
Estimated weighted average Terminated Shares	1,742,573	1,582,101